--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 12 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 18, 1999

                          MERIT Securities Corporation
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


         Virginia                         03992                  54-1736551
----------------------------         -------------          --------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


            10900 Nuckols Road, 3rd Floor, Glen Allen, Virginia 23060
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (804) 217-5800
                                                           --------------


--------------------------------------------------------------------------------

Item 1.  Changes in Control of Registrant.
               Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
               Not Applicable.

Item 3.  Bankruptcy or Receivership.
               Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
               Not Applicable.

Item 5.  Other Events.
     In connection with the offering of the Registrant's Collateralized Bonds, Series 13, Class A1, Class A2, Class A3, Class A4, Class M1 and Class M2 Bonds, to be described in a Prospectus Supplement expected to be dated on or about August 24, 1999, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and Rule 424 thereunder, "Computational Materials" within the meaning of the May 20, 1994, Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to prospective investors (the "Related Computational Materials").

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c) Exhibits.

99.1 Copy of Related Computational Materials as provided by Lehman Brothers Inc. and Greenwich Capital Markets, Inc..

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 18, 1999

                                                    MERIT SECURITIES CORPORATION



                                              By:  /s/ Lisa R. Cooke
                                                 ------------------------------
                                               Lisa R. Cooke, Vice President

                                INDEX TO EXHIBITS

EXHIBIT
-------
99.1 Copy of Related Computational Materials as provided by Lehman Brothers Inc. and Greenwich Capital Markets, Inc.